Trade and other payables	6 Months Ended
Jun. 30, 2024
Trade and other payables
Trade and other payables

16.Trade and other payables

Trade and other payables are as follows:

In € thousand	June 30, 2024	December 31, 2023
Long term accruals	6,112	3,362
Non-current trade and other payables	6,112	3,362
Trade payables	33,184	22,540
Accruals for outstanding invoices	21,182	22,061
Current trade and other payables	54,366	44,601
Total trade and other payables	60,478	47,963

Long-term accruals consist of non-recurring cost (NRC) arrangements with suppliers. These costs relate to industrialization at suppliers including research and development costs and development of tooling. The payment will be due upon delivery of future shipments or services.